UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K/A

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               April 3, 2012

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                 EXPLANATORY NOTE
On April 2, 2012, Diamond Hill Investment Group, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Report") to report the Company's assets under management. The Original Report inadvertently re-reported the Company's assets under management as of February 29, 2012 instead of assets under management as of March 31, 2012. This Current Report on Form 8-K/A shall be deemed to supersede and replace the Original Report in its entirety.

Item 8.01.    Other Events
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     The following is a summary of assets under management as of March 31,
2012 (in millions):


	By Investment Vehicle
	---------------------

Separate Accounts	 	$  3,496
Mutual Funds 			   4,693
Sub-Advised Mutual Funds	   1,008
Private Investment Funds	     163
                                --------
Total			       	$  9,360


	By Investment Strategy
	----------------------
Small Cap			$    997
Small-Mid Cap		             299
Select (All Cap)		     355
Large Cap 			   5,244
Long-Short		           2,277
Strategic Income		     188
				--------
Total			        $  9,360


                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: April 3, 2012	                    By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                            Officer and Secretary